September 7, 2012

United States Securities and Exchange Commission

Office of Insurance Products

Division of Investment Management

100 F. Street, NE

Washington, DC 20549-0506

RE:	Massachusetts Mutual Variable Life Separate Account I
File No. 811-08075, CIK 0000836249, Series S000009841
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the above referenced separate account, a unit investment trust registered under the Act, mailed to its policy owners the 2012 semiannual reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The 2012 semiannual reports of the investment companies listed below are incorporated by reference.

Investment Company	CIK
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0000896435

American Century Variable Portfolios, Inc.	0000814680

American Funds Insurance Series®	0000729528

DWS Investments VIT Funds	0001006373

Variable Insurance Products Fund	0000356494

Variable Insurance Products Fund II	0000831016

Franklin Templeton Variable Insurance Products Trust	0000837274

Goldman Sachs Variable Insurance Trust	0001046292

ING Investors Trust	0000837276

Janus Aspen Series	0000906185

MFS® Variable Insurance Trust	0000918571

MML Series Investment Fund	0000067160

MML Series Investment Fund II	0001317146

Oppenheimer Variable Account Funds	0000752737

Panorama Series Fund, Inc.	0000355411

PIMCO Variable Insurance Trust	0001047304

T. Rowe Price Equity Series, Inc.	0000918294

T. Rowe Price Fixed Income Series, Inc.	0000920467

Very truly yours,

/s/ JO-ANNE RANKIN

Jo-Anne Rankin

Vice President

Massachusetts Mutual Life Insurance Company